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                                                                   EXHIBIT 10.35

                                FIRST AMENDMENT
                                       TO
                                 LOAN AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of March 11, 2005 between EXCALIBAR MINERALS INC., a Texas corporation ("Excalibar"), and EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar LLC" and together with Excalibar and each of their respective successors and assigns, individually and/or collectively, jointly and severally, "Borrower"), and RBS LOMBARD, INC., a New York corporation (together with its successors and assigns, "Lender").

      WHEREAS, Borrower and Lender are parties to that certain Loan Agreement dated as of July 26, 2004 (as amended from time to time, the "Loan Agreement");

      WHEREAS, Borrower and Lender desire to amend the Loan Agreement to allow and provide for certain matters, all as hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      SECTION 1.01 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

      SECTION 2.01 Amendment to Schedule I. Effective as of the date hereof:

            (a) Schedule I of the Loan Agreement is hereby amended by amending and restating the definition of "Consolidated EBITDA" in its entirety to read as follows:

            "`Consolidated EBITDA' means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for taxes paid or accrued, net of tax refunds, (c) depreciation, (d) amortization, and (e) non-recurring non-cash charges, minus, to the extent included in Consolidated Net Income, extraordinary gains (as determined in accordance with

FIRST AMENDMENT TO LOAN AGREEMENT

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      GAAP) realized other than in the ordinary course of business, all calculated for the Newpark and its Subsidiaries on a consolidated basis."

      SECTION 2.02 AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Effective as of the date hereof, with respect to the Loan Agreement and the other Loan Documents, all references in each such agreement to "Bank One, N.A.", "Bank One" or "Bank One Loan Agreement" shall be deleted and replaced with "JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago))", "JPMorgan Chase" or "JPMorgan Chase Loan Agreement", respectively in lieu thereof.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

      SECTION 3.01 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

            (a) Lender shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Lender:

                  (i)   this Amendment;

                  (ii) the Second Amendment to the JPMorgan Chase Loan Agreement; and

                  (iii) such additional documents, instruments and information as Lender or its legal counsel may request.

            (b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties as by their terms expressly speak as of an earlier date; and

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                    NO WAIVER

      SECTION 4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive,

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affect or diminish any rights of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Borrower and Lender.

                                   ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      SECTION 5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Additionally, each Borrower hereby ratifies and confirms its agreements under the Loan Agreement and the other Loan Documents as a Borrower as of the Closing Date. Each Borrower hereby agrees that all Liens and security interests securing payment of the Obligations are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations, as the same may have been modified by the this Amendment and the documents executed in connection herewith.

      SECTION 5.02 RATIFICATION OF GUARANTY. Each Guarantor hereby ratifies and confirms its guaranty to Lender (the "Guaranty"). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under the Guaranty. Each Guarantor agrees that all references in such Guaranty to the "Guaranteed Obligations" shall include, without limitation, all of the obligations of Borrowers to Lender under the Loan Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Lender of any of their rights against such Guarantor.

      SECTION 5.03 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the certificate/articles of incorporation or other analogous formation document of such Borrower or the bylaws or other analogous charter or organizational documents of such Borrower, (ii) except as disclosed to Lender in writing prior to the date hereof, the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as

FIRST AMENDMENT TO LOAN AGREEMENT

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disclosed to Lender in writing prior to the date hereof, such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) such Borrower has not amended its certificate/articles of incorporation or other analogous formation document or bylaws or other analogous charter or organizational documents since July 26, 2004.

                                   ARTICLE VI
                                  MISCELLANEOUS

      SECTION 6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      SECTION 6.02 REFERENCE TO LOAN AGREEMENT; OBLIGATIONS. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby. Each Borrower acknowledges and agrees that its obligations under this Amendment and the Loan Agreement, as amended hereby, constitute "Obligations" as defined in the Loan Agreement and as used in the Loan Documents.

      SECTION 6.03 EXPENSES. As provided in the Loan Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document.

      SECTION 6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

      SECTION 6.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL

FIRST AMENDMENT TO LOAN AGREEMENT

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RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS
AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      SECTION 6.06 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      SECTION 6.07 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      SECTION 6.08 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      SECTION 6.09 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      SECTION 6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH OF BORROWER AND LENDER HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER, ITS RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING,

FIRST AMENDMENT TO LOAN AGREEMENT

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TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST
LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      SECTION 6.11 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

                                BORROWER:

                                EXCALIBAR MINERALS INC.,

                                By: /s/ John R. Dardenne
                                    ---------------------
                                    John R. Dardenne
                                    Treasurer

                                EXCALIBAR MINERALS OF LA., L.L.C.

                                By: /s/ John R. Dardenne
                                    ----------------------
                                    John R. Dardenne
                                    Treasurer

                                GUARANTORS:

                                NEWPARK RESOURCES, INC.

                                By: /s/ John R. Dardenne
                                    ----------------------
                                    John R. Dardenne
                                    Treasurer

                                NEWPARK HOLDINGS, INC.

                                By: /s/ John R. Dardenne
                                    ---------------------
                                    John R. Dardenne
                                    Treasurer

                                NEWPARK TEXAS, L.L.C.

                                By: /s/ John R. Dardenne
                                    ----------------------
                                    John R. Dardenne
                                    Treasurer

FIRST AMENDMENT TO LOAN AGREEMENT

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                                LENDER:

                                RBS LOMBARD, INC.

                                By: /s/ Richard Petrucci
                                    ---------------------
                                    Richard Petrucci
                                    Vice President

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FIRST AMENDMENT TO LOAN AGREEMENT